Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Champps Entertainment, Inc. (the “Company”) on Form 10-Q for the period ended March 28, 2004 as filed with the Securities and Exchange Commission on April 29, 2004 (the “Report”), I, Frederick J. Dreibholz, Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:   /s/ Frederick J. Dreibholz
         Frederick J. Dreibholz
         Vice President, Chief Financial
         Officer and Treasurer
         (Principal Financial and Accounting Officer)

Date: April 29, 2004